FedNat Holding Company (NASDAQ: FNHC) Investor Update May 2019

SAFE HARBOR STATEMENT Safe harbor statement under the Private Securities Litigation Reform Act of 1995: Statements that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. The risks and uncertainties include, without limitation, risks and uncertainties related to estimates, assumptions and projections generally; the nature of the Company’s business; the adequacy of its reserves for losses and loss adjustment expense; claims experience; weather conditions (including the severity and frequency of storms, hurricanes, tornadoes and hail) and other catastrophic losses; reinsurance costs and the ability of reinsurers to indemnify the Company; raising additional capital and our potential failure to meet minimum capital and surplus requirements; potential assessments that support property and casualty insurance pools and associations; the effectiveness of internal financial controls; the effectiveness of our underwriting, pricing and related loss limitation methods; changes in loss trends, including as a result of insureds’ assignment of benefits; court decisions and trends in litigation; our potential failure to pay claims accurately; ability to obtain regulatory approval applications for requested rate increases, or to underwrite in additional jurisdictions, and the timing thereof; inflation and other changes in economic conditions (including changes in interest rates and financial markets); pricing competition and other initiatives by competitors; legislative and regulatory developments; the outcome of litigation pending against the Company, and any settlement thereof; dependence on investment income and the composition of the Company’s investment portfolio; insurance agents; ratings by industry services; the reliability and security of our information technology systems; reliance on key personnel; acts of war and terrorist activities; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including claims and litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for a contingency. Reported results may therefore appear to be volatile in certain accounting periods. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not undertake any obligation to update publicly or revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. 2

FEDNAT CORPORATE PROFILE Overview: • Leader in coastal Florida homeowners market • High quality book of business with proven underwriting excellence • Strong, large partner agent network and brand recognition • Allstate and GEICO agency relationships • Experienced leadership team (FNIC) is a homeowners insurer Key Metrics*: predominantly in Florida • Cash and Investments: $500M+ with controlled expansion in • Book Value Per Common Share: $16.98 AL, LA, SC and TX. • Agency Partnerships: 2,500+ • Gross Written Premiums for 1Q19: $130M+ • Florida OIR Market Share**: 4.8% • Demotech Financial Stability Rating: A * As of March 31, 2019, unless otherwise noted ** Market data as of December 31, 2018 (Source: Florida OIR) 3

LONG-TERM TRACK RECORD OF BOOK VALUE GROWTH $18.00 $16.84 $16.98 $16.52 $16.29 $16.01 $16.00 BVPS CAGR 12.3% $13.91 $14.00 2011 – Q119 $12.00 $10.00 $9.79 $8.26 $8.00 $7.32 $6.00 $4.00 $2.00 $0.00 2011 2012 2013 2014 2015 2016* 2017 * 2018 * Q1 2019 * * Impacted by full catastrophe reinsurance retention events Source: Company Filings and SNL Financial Note: Based on GAAP financial information 4

POSITIONED TO DRIVE EARNINGS GROWTH THROUGH … Strategic Decisions Operating Improvements  Geographic Diversification  AOB • Strong GWP and GEP growth in neighboring • Successfully mitigated through thorough disciplined coastal markets underwriting, rate increases • Maison acquisition accelerates strategy • Pending reform will deliver multiple benefits  Focus on Core Homeowners business  Expense Reductions • Exited unprofitable Auto and CGL • $6M cost savings from operating efficiencies • Leveraging technology to drive productivity  Expanded TAM  • Monarch middle market growth opportunity 2018-2019 Reinsurance Program • Savings of $30M compared to 2017-2018 program 5

GROWING THROUGH INDUSTRY HEADWINDS Hurricane Hurricane Hurricane 30.00% $500,000 Matthew Irma Michael 20+% ROE 25.52% $450,000 Onset of AOB 25.00% Goal in Cat-Free Years $400,000 $391,662 $396,093 $350,000 20.00% 18.82% Revenue (Thousands) Revenue $300,000 $307,525 15.00% $250,000 13.48% Return onReturn Equity % $243,471 $200,000 $198,616 10.00% $150,000 6.99% $118,922 $100,000 5.00% 3.74% $50,000 0.46% 0.00% $0 2013 2014 2015 2016 2017 2018 Revenue Return on Equity % 6

LEADER IN DYNAMIC FLORIDA HOMEOWNERS MARKET

LEADING POSITION IN FRAGMENTED FLORIDA MARKET

Market dominated by "specialists", with limited national P&C carrier presence

Rank	Insurer	2018 Q4 FL HO DWP ($ mm)	FL HO Mkt Share (%)
1	Universal Insurance	1,009	11.1
2	Citizens Property Insurance	768	8.4
3	FedNat Insurance	440	4.8
4	Heritage Insurance	412	4.5
5	Security First Insurance	411	4.5
6	Homeowner's Choice Insurance	318	3.5
7	American Integrity	312	3.4
8	First Protective Insurance	310	3.4
9	St. John's Insurance	302	3.3
10	United Services Auto (USAA)	230	2.5
11	Florida Peninsula	229	2.5
12	Tower Hill Prime Insurance	223	2.4
13	People's Trust Insurance	220	2.4
14	ASI Preferred (Progressive)	184	2.0
15	Federal Insurance (Chubb)	177	1.9
16	Olympus Insurance	157	1.7
17	AIG Property Casualty	149	1.6
18	Safepoint Insurance	138	1.5
19	Tower Hill Signature	126	1.4
20	USAA Casualty	111	1.2
21	American Traditions	105	1.2
22	Gulfstream P&C Insurance	105	1.2
23	Auto Club Insurance	104	1.1
24	Southern Fidelity	100	1.1
25	Southern Oak Insurance	100	1.1
	Others	2,390	26.3
	Total	$9,131	100.0

Source: Florida Office of insurance Regulation data as of December 31, 2018

- Nation's third largest state with 20 million people, growing to 26 million by 2030
- $9.1 billion Homeowners insurance market with strong home construction growth throughout the state
- Highly fragmented market with national players comprising less than 20%, none with higher market share than FedNat
- FedNat's focus is on high quality, well-mitigated homes (built after 1994) – we have ~20% of homes in this class statewide
- With Citizens policies reduced by ~two-thirds since 2011, carriers pursuing geographic expansion and new products

FED NAT

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STRONG, PROFITABLE FLORIDA BOOK FNIC Homeowners Florida Total Insured Value FNIC Homeowners Florida Market Share and Policies In-Force Premiums in Force and % Market Share 140 300 273 271 269 264 256 247 270 120 240 500 $468.9 $470.0 $473.9 $471.9 $467.3 $461.5 6.00% 238 236 $452.9 $448.8 $444.3 240 $102 $100 $98 $96 5.00% 100 $93 400 $89 210 PIF (Thousands) $86 $85 $84 End Quarterat Force 180 - 4.00% 80 273 300 271 269 264 256 247 240 238 236 150 3.00% TIV (Billions) TIV 60 120 200 2.00% 40 90 100 1.00% 60 20 Premiums/Policies In 30 0 0.00% Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 0 0 Premiums In-Force ($in Mill) Policies In-Force (# in Thousands) % of Market Share per OIR Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Total Insured Value Policies In Force Disciplined underwriting driving increased profitability on flat premiums 9

BENEFITTING FROM RIGOROUS EXPOSURE MANAGEMENT All States 1-in-100 Year Probable Maximum Loss / In-Force Excess-of-Loss Cat Reinsurance Premium (“PML to Premium”) • Over $30M lower spend for the treaty 300% year ending 6/30/19 versus the preceding 250% 236% period 226% 214% • Homeowners ceded premium ratio for 200% 194% 200% 187% 182% catastrophe coverage was reduced 5 175% 172% points to 29% 150% • Same purchasing methodology and level of coverage as preceding years 100% 50% 0% Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Notes:PML modeled using average of AIR and RMS. Includes Monarch National from Q1-18 forward. Assumptions: LT, No LA, No SS 10

2018-2019 REINSURANCE STRUCTURE FNIC/ MNIC COMBINED REINSURANCE PARTNERS $1.365B 172 Yr Florida Only RMS Long Term With Loss Amplification Hurricane Irma: $785.0M (63 yr RT) $1.135B xs $23M Ultimate loss estimate Catastrophe Excess of Loss Reinsurance (Including FHCF Coverage) Multiple Events 2004*: $495M (30 yr RT) Recast Event: RMS v17 & AIR v5 average Multiple Events 2005**: $446M (26 yr RT) Recast Event: RMS v17 & AIR v5 average Hurricane Michael: $404M (23 yr RT) Ultimate loss Estimate Hurricane Andrew: $257M (14 yr RT) Hurricane Wilma: $203M (10 yr RT) Hurricane Matthew: $52M (5 yr RT) Company Retention - $23M ($20M FNIC + $3M MNIC) *2004 Events: Charley, Frances, Ivan & Jeanne **2005 Events: Dennis, Katrina, Rita & Wilma 1st Event Florida ($1.024B, 9/30/18P Structure based on FHCF limit at time of purchase 100 year RMS LT+DS RP) Event losses are combined FNIC + MNIC totals 11

DISCIPLINED UNDERWRITING APPROACH FedNat’s meticulous underwriting approach allows the Company to manage its current exposures while profitably underwriting new risks. • Focus on properties with more advanced wind / hurricane mitigation features and lower All Other Peril (non-catastrophe) losses • Generalized Linear Model (“GLM”) used to derive pre-quote pass/fail position based on each risk’s associated expenses, CAT and non-CAT exposure, cost of capital and risk concentration • Manual reviews of every bound risk to ensure accuracy of information • Regulatory approved use of our GLM-based analytics to provide a layer of pre-binding portfolio optimization management • Rates on every policy a function of FNIC’s historical loss experience, concentration of risk, expenses and current market conditions • All risks are subject to an annual review to ensure low performing risks are not offered a renewal • Business written by MNIC utilizes a similar disciplined approach as its policies are also underwritten by FedNat Underwriters (“FNU”), the Company’s wholly owned MGA 12

AOB Reform! Florida AOB reform expected to take effect on or before July 1, 2019 – long- overdue reform will restore rationality to Florida HO market. Reform combined with our AOB mitigation strategy should benefit our performance. • AOB has been a major drag on the Florida HO market as vendors and attorneys gamed the claims process, driving up costs for all homeowners across the state • Provisions and limitations in the new legislation will reduce inflated claims, which will lower premiums for homeowners over time, reduce reinsurance costs for primary carriers, and return the industry to a more rational claims process • FedNat is well-positioned to benefit from this legislation. Our prior efforts to mitigate AOB risk helped us achieve aggregate 21+% compounded state-wide average homeowners rate increase since 2016, including 4.6% rate increase that took effect in April 2019 13

POSITIONING FOR GROWTH

BROADENING FLORIDA PENETRATION Florida Homeowners Mix by Region based on Policy Count Panhandle 11.7% • Statewide offering of HO3, HO6, North FL HO4 and DP-3 Forms 5.7% • Risk Management through Central FL utilization of both analytics and 14.6% Total Florida Tampa/ geographic exposure management Policies in Force St. Pete 13.8% • Distribute through independent for Homeowners/Fire Treasure retail partner agents and national as of March 31, 2019 Coast carrier affinities 7.7% 244,000 • Managed catastrophe exposure by Tri-County ceding risk through reinsurance SW FL 24.2% 22.3% treaties 15

NON-FLORIDA BOOK’S OUTPERFORMANCE FedNat Non-Florida In-Force Premium $ in thousands 100,000 $91,519 90,000 +12% $81,453 • FedNat’s non-Florida book has 80,000 increased by $82.0M of premium since 70,000 +49% 12/31/2014 with the help of SageSure 60,000 $54,643 • Gaining market share in Texas, 50,000 Louisiana, South Carolina and Alabama +54% 40,000 $35,385 • 52,000 policies in-force +59% 30,000 $22,287 20,000 +134% $9,518 10,000 - 12/31/2014 12/31/2015 12/31/2016 12/31/2017 12/31/2018 3/31/2019 Louisiana Alabama South Carolina Texas 16

COASTAL STATE DIVERSIFICATION Homeowners Mix by State based on Policy Count • Limited to Gulf and Atlantic coastal states offering P&C policies • Focus on hurricane zones Texas 1 and 2 where need is greatest 6.3% Louisiana 6.7% Florida • Leveraging best practices developed over our 25+ years of experience 82.3% • Organic growth via voluntary business distributed through South Carolina 3.6% Alabama partner managing general 1.1% underwriter and national carrier affiliations Note: Based on homeowners/fire lines of business 17

MAISON ACQUISITION SUMMARY Accelerates diversification strategy outside Florida HO market • Increases presence in Texas and Louisiana • Creates new distribution channel with direct access to non-Florida agents • Provides additional carrier to further penetrate Florida market Limited Execution Risk • Bolt-on acquisition • New premium represents less than 20% of current GWP volume • Transaction includes only the homeowners product line Financial Benefits • Generates scale with significant operating synergies and cost savings • Provides reinsurance program cost savings • Accretive to earnings per share with minimal book value dilution 18

COASTAL STATE DIVERSIFICATION – WITH MAISON FedNat and Maison Homeowners Mix by State based on Policy Counts 31% Non-Florida, with Maison Texas 13.4% Louisiana 14.0% Florida 68.8% South Carolina 2.9% Alabama 0.9% Note: Based on homeowners/fire lines of business as of 3/31/2019 19

FLORIDA & NON-FLORIDA PREMIUM TRENDS In-Force Premium $ in thousands 800,000 700,000 • Premium mix has shifted toward $647,953 non-Florida. 600,000 • Non-Florida growth has offset impact of $537,259 $540,845 $541,731 $543,361 $540,953 $543,280 aggressive exposure management in the $521,143 $527,782 Florida book of business. 500,000 • Avg. Premium in the Florida book of business has grown over the past 2 years. 400,000 • Maison’s book will add an additional $85.5M of non-Florida premium to 300,000 FedNat’s current book, an increase of 93% 200,000 03/31/17 06/30/17 09/30/17 12/31/17 03/31/18 06/30/18 09/30/18 12/31/18 3/31/2019 + Maison Florida Non-Florida Note: 3/31/2019 figures include Maison for illustrative purposes only. Transaction is expected to close by end of June 2019. 20

MONARCH AND MAISON: MIDDLE MARKET OPPORTUNITY

Vast middle-market growth opportunity
~50% of total HO Insurance Market

HO Insurance Market Segments	FedNat Current Share of Market Segment
High-end Segment **High Quality** **Well Mitigated Risk**	Our Historical Focus
Middle Market Segment Risk Adjusted Houses	Underweight = Our Opportunity
Low-end Segment Poorly/Un-Mitigated Risk	Not our Focus

MONARCH NATIONAL

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FINANCIAL OVERVIEW

RECENT FINANCIAL & OPERATING HIGHLIGHTS

(in thousands)	1Q18	2Q18	3Q18	4Q18*	1Q19**
Income Statement Data:					
Gross Premiums Written	$134,395	$166,734	$139,022	$127,613	$132,233
Net Premiums Earned	82,109	83,557	98,493	91,098	88,784
Net Investment Income	2,943	2,978	3,137	3,402	3,710
Net Income (Loss)	7,463	8,820	7,950	(9,305)	(3,865)
Diluted Earnings Per Share	0.58	0.69	0.62	(0.73)	(0.30)
Adjusted Operating Income	8,464	9,103	7,360	(4,937)	(2,394)
Adjusted Operating Income Per Share	$0.65	$0.71	$0.57	($0.39)	($0.19)
Balance Sheet Data:					
Cash and Investments	506,861	532,084	518,395	515,948	569,423
Shareholders Equity	208,080	215,028	222,936	215,259	217,916
Book Value per Share	$16.36	$16.89	$17.45	$16.84	$16.98
Financial Ratios:					
Net Loss Ratio	56.1%	56.9%	63.4%	79.4%	75.3%
Net Expense Ratio	44.2%	42.1%	36.9%	38.9%	38.9%
Net Combined Ratio	100.3%	99.0%	100.3%	118.3%	114.2%

* Impact from Hurricane Michael was $22 million, pre-tax, net of related claims handling revenue, and approximately $16.5 million, after-tax.

** Impact from the Brevard County hail storm was $18.7 million, pre-tax, and approximately $14.0 million, after-tax.

Q1 Notes/Highlights

- Net earned premiums increased 8% over 1Q18 driven by lower catastrophe reinsurance spend and strong non-Florida premium earned growth (up 55%)
- Excluding the Brevard County hail storm, Q1-19 adjusted operating income would have been $11.6M or $0.91 per share.
- Holding company liquidity of $96 million as of March 31
- Expense initiatives taking hold
- $18.7 million of claims from the Brevard County hail storm represents 21 points on combined ratio and $1.09 per share, after-tax.

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IMPROVING UNDERWRITING PROFITABILITY 130% 110% 100% 99% 100% 93% 93% 90% 37% 44% 42% 39% 39% 70% 50% 63% 56% 57% 54% 54% 30% Q1 2018 Q2 2018 Q3 2018 Q4 2018* Q1 2019** Net Loss Ratio Net Expense Ratio Net Combined Ratio Steady improvement in net combined ratio for the last four quarters, ex-weather; Stable net loss and expense ratio * Excludes Hurricane Michael, which impacted the net loss and combined ratios by 25 points. ** Excludes the Brevard County hail storm, which impacted the net loss and combined ratios by 21 points. 24

EXIT FROM NON-CORE LINES DRIVING MEANINGFUL EARNINGS IMPROVEMENT

	Q1 2018				Q4 2018				Q1 2019			
	HO	Auto	Other	Consolidated	HO	Auto	Other	Consolidated	HO	Auto	Other	Consolidated
Total Revenue	$83,305	$4,166	$5,606	$91,077	$95,357	$289	$796	$96,442	$93,651	$20	$7,526	$101,197
Costs and expenses:												
Losses and loss adjustment expenses	41,955	2,236	1,880	46,071	64,634	4,840	2,844	72,318	63,330	844	2,665	66,839
All other expenses	32,345	1,985	3,060	37,390	32,537	780	3,201	36,518	32,227	85	7,284	39,596
Total costs and expenses	74,300	4,221	4,940	83,461	97,171	5,620	6,045	108,836	95,557	929	9,949	106,435
Income before income taxes	9,005	(55)	666	9,616	(1,814)	(5,331)	(5,249)	(12,394)	(1,906)	(909)	(2,423)	(5,238)
Income taxes	2,282	(14)	103	2,371	(460)	(1,351)	(1,278)	(3,089)	(483)	(230)	(660)	(1,373)
Net income	6,723	(41)	563	7,245	(1,354)	(3,980)	(3,971)	(9,305)	(1,423)	(679)	(1,763)	(3,865)
Net loss attributable to noncontrolling interest	(218)	-	-	(218)	-	-	-	-	-	-	-	-
Net income attributable to FNHC shareholders	6,941	(41)	563	7,463	(1,354)*	(3,980)	(3,971)	(9,305)	(1,423)**	(679)	(1,763)	(3,865)
Adjusted operating income	$7,117	($20)	$1,367	$8,464	($1,049)	($3,979)	$91	($4,937)	($1,387)	($679)	($328)	($2,394)

Excluding the Brevard County hail storm, Homeowners earned $12.5M in 1Q19.

* Hurricane Michael impacted losses by $22 million, and net income by approximately $16.5 million.

** The Brevard County hail storm impacted losses by $18.7 million, and net income by approximately $14.0 million.

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FAVORABLE PREMIUM COMPOSITION Gross Premiums Written Net Premiums Earned 1.9% 2.0% 4.7% 2.7% 3.0% 10.7% 16.0% Q1 2018 Florida Homeowners 80.7% 78.3% Non-Florida Homeowners Auto 1.1% 0.0% 0.0% 2.3% CGL 0.0% Other 19.5% 19.1% Q1 2019 78.6% 79.4% 26

INVESTMENT PORTFOLIO COMPOSITION Corporate & Collaterized Mortgage Obligations • Designed to preserve capital, maximize after-tax $287.5 investment income, maintain liquidity and minimize State. Muni, and risk Political Subs $11.5 • As of 3/31/2019, 98.4% of the Company’s fixed income portfolio was rated investment grade • Average duration: 4.1 years • Composite rating: A- (S&P Composite) Common Stock & • YTM: 3.20% Mutual Funds • Book yield: 3.37% $20.8 • Historical total returns on cash and investments as of 3/31/2019 Cash and Cash Equivalents • 1 Year: 4.72% $100.6 US Gov. & Agency • 2 Years: 3.14% Sec. $149.5 as of March 31, 2019 (in millions) 27

LIQUIDITY & LEVERAGE Non-insurance Liquidity Cash Flow from Operations $ in millions $ in millions $100 $96 $40 $29 $90 $30 $80 $20 $70 $65 $12 $60 $55 $53 $10 $50 $2 $50 $0 $40 -$10 $30 -$7 $20 -$20 -$13 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q1 2018 Q2 2018 Q3 2018 Q4 2018* Q1 2019** * Impacted by Hurricane Michael. ** Impacted by Brevard County Hail Storm. Financial Leverage Underwriting Leverage Debt/Capital NPE/Equity 45% 35% 31.1% * 44.2% 30% 44% 43% 42.3% 25% 42% 20% 17.6% 40.7% 17.1% 16.6% 17.1% 41% 15% 40% 39.5% 38.9% 10% 39% 5% 38% 37% 0% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 36% Q1 2018 Q2 2018 Q3 2018* Q4 2018* Q1 2019* * Expected to be 29% upon closing of the Maison acquisition. * Driven by lower catastrophe program expense. 28

2019 EARNINGS GROWTH DRIVERS • Expected increase in homeowners gross earned premiums • Prior rate increase of 10% effective August 2017 now earned • New rate increase effective in April 2019 of 4.6% • Continued strong growth in non-Florida gross premiums • Lower ceded premiums from 2018-2019 reinsurance program • Approximately $15 million in first half of 2019 • Exit from unprofitable Auto and CGL business lines • AOB reform + recent rate increases • Integration of accretive Maison operations in second half of 2019 • Savings from operating efficiency initiatives • $1.5 million per quarter run rate 29

CORE EARNINGS POWER Pre-Tax After-Tax 1Q19, as reported ($5,238) ($3,865) Exclude: March 2019 Hail Storm 18,700 13,960 Non-core adverse development 2,300 1,717 Investment gains (2,301) (1,718) Prepayment fees 3,600 2,669 Maison deal costs/other 700 520 “Normalized” quarter $17,761 $13,283 Normalized 1Q19 earnings drive core business ROE of over 20% 30

Questions? Michael Braun Chief Executive Officer, FedNat Holding Company Phone: 954-308-1322 mbraun@FedNat.com Ron Jordan Chief Financial Officer, FedNat Holding Company Phone: 954-308-1363 rjordan@FedNat.com